Exhibit 99.2

Developing Solutions for Dialysis Prevention REGEN-007 Interim Results March 2024 & Updates June 2024

Forward-looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ProKidney’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial results, future performance, development and commercialization of products, if approved, the potential benefits and impact of the Company’s products, if approved, potential regulatory approvals, and the size and potential growth of current or future markets for the Company’s products, if approved. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A ordinary shares on the Nasdaq; the inability to implement business plans, forecasts, and other expectations or identify and realize additional opportunities, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry; the inability of the Company to raise financing in the future; the inability of the Company to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the inability of the Company to identify, in-license or acquire additional technology; the inability of Company to compete with other companies currently marketing or engaged in the biologics market and in the area of treatment of kidney diseases; the size and growth potential of the markets for the Company’s products, if approved, and its ability to serve those markets, either alone or in partnership with others; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s intellectual property rights; uncertainties inherent in cell therapy research and development, including the actual time it takes to initiate and complete clinical studies and the timing and content of decisions made by regulatory authorities; the impact of COVID-19 or geo-political conflict such as the war in Ukraine on the Company’s business; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company cautions readers that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. 2

An Introduction to ProKidney

Goal	**Preserve kidney function in advanced CKD patients** Preserve kidney function in patients with moderate to severe chronic kidney disease caused by diabetes who are faced with limited options for care beyond transplantation or dialysis
Rilparencel	**A proprietary autologous cellular therapy with RMAT designation** Currently in pivotal Phase 3 clinical development with REGEN-006 (PROACT 1) and REGEN-016 (PROACT 2) Supported by three Phase 2 clinical trials in advanced CKD patient populations
Leadership	**Leadership Team with Clinical Development & Regulatory Experience** Together the team brings over 150 years cumulative experience in the discovery, development, manufacturing and commercialization of biotechnology, pharmaceutical, and device products
Recent Developments	**Meaningful Recent Developments** Phase 2 REGEN-007 interim results published in June 2024 Resumed PROACT 1 and PROACT 2 Phase 3 trials; resumed manufacturing for our clinical studies

CKD = chronic kidney disease   RMAT = regenerative medicine advanced therapy

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ProKidney

What is Rilparencel and Why is it Relevant? Unmet Needs Our Goals Our Product Our Plan Over 35 million U.S. adults Preserve kidney function Rilparencel is a proprietary Phase 3 clinical program have chronic kidney disease cell therapy using the PROACT 1 and PROACT 2 (CKD)1 Reduce or potentially patient’s own kidney cells are focused on patients eliminate time spent on with Stage 3b/4 CKD More than 135,000 of these dialysis Early clinical data caused by type 2 diabetes CKD patients progress to demonstrate a potential to dialysis every year1 Return autonomy to preserve kidney function Potential label expansion to patients and their families re-dose rilparencel for long-Total annual costs to May provide greater benefit term dialysis prevention Medicare for patients with to higher-risk CKD patients CKD (including ESRD) exceed $138B2 4 1. CDC Fact Sheet. https://www.cdc.gov/kidneydisease/publications-resources/ckd-national-facts.html 2. USRDS 2023 Annual Report

Overview of the Rilparencel Clinical Program PRECLINICAL IND PHASE 1 PHASE 2 PHASE 3 STATUS Pivotal Trial Program Diabetes Type II – Prevent/Delay ESRD in Stage 3b/4 CKD 006/PROACT 1 Ongoing (20-35 ml/min/1.73m2, n=685) Diabetes Type II – Prevent/Delay ESRD in Stage 3b/4 CKD 2 016/PROACT 2 Ongoing (20-44 ml/min/1.73m , n=600) Long term follow-up study for patients previously treated with rilparencel 008 Ongoing Supportive Trials Diabetes Type II – Prevent/Delay ESRD in Stage 3/4 CKD Final Data (20-50 ml/min/1.73m2, n=83) 002 Presented Diabetes Type I & II – Prevent/Delay ESRD in Stage 3/4 CKD Fully (20-50 ml/min/1.73m2, n=53) 007 Enrolled Completed Trials Diabetes Type II – Delay ESRD in Stage 4/5 CKD Trial (14-20 ml/min/1.73m2, n=10) 003 Completed Congenital Anomalies – Prevent/Delay ESRD 004 Trial (14-50 ml/min/1.73m2, n=5) Completed Frozen product Unilateral injections Bilateral injections ESRD = End-Stage Renal Disease 5 As of June 2024

With Relaunch of Manufacturing and Phase 3 Studies, We Look Forward to Advancing our Clinical Program Manufacturing Relaunch Resumption of Phase 3 Program • In our PROACT 1 study, we filed a protocol • Effective June 1st, we restarted manufacturing amendment with the FDA in March, 2024; Central for our clinical studies IRB approval has been received; sites are now open for enrollment under the amended protocol • We anticipate QP Declaration of Equivalence to EU GMPs to be received by the end of June • In our PROACT 2 study, we initiated sites in Spain in 2024 anticipation of receipt of our QP Declaration of Equivalence to EU GMPs 6

Advancing a Comprehensive Clinical Plan REGEN-003 Phase 2 Trial; Results published 1Q 2023 2023 • Safety & efficacy of rilparencel in Stage 4/5 CKD caused by type 2 diabetes (eGFR 14-20) • Assessed impact on progression and time to dialysis in patients with imminent risk of dialysis 2024 RMCL-002 Phase 2 Trial; Results published 2Q 2024 • Open-label safety & efficacy of rilparencel in Stage 3/4 CKD caused by type 2 diabetes (eGFR 20-50) • Potential to preserve kidney function for up to 30 months in several patient groups REGEN-007 Phase 2 Trial; Enrollment complete; Interim results published 2Q 2024 • Open-label safety & efficacy of rilparencel in Stage 3/4 CKD caused by diabetes (eGFR 20-50) • Bilateral kidney injections & cryopreserved commercial formulation Phase 3 Randomized Controlled Clinical Trials – Stage 3b/4 CKD caused by type 2 diabetes • PROACT 1 resumed enrollment in 2Q 2024 • PROACT 2 commenced site activations in 2Q 2024 REGEN-007 Phase 2 Trial; Full 12 month data from Group 1 expected in 1H 2025 2025 and beyond Update on Mechanism of Action in 2H 2025 Phase 3 Randomized Controlled Clinical Trials – Stage 3b/4 CKD caused by type 2 diabetes • Completion of both studies anticipated in 2027 7

Unmet Clinical and Payer Need in High-Risk CKD Patients

- CKD is defined as abnormalities of kidney structure or function, present for > 3 months
- CKD is classified based on Cause, GFR category (G1-G5), and Albuminuria (A1-A3), abbreviated as CGA

Risk for ESRD

- Low
- Moderately Increased
- High
- Very High

GFR categories (mL/min/1.73 m²) Description and range			Persistent albuminuria categories Description and range: A1 Normal to mildly increased <30 mg/g <3 mg/mmol	A2 Moderately increased 30-300 mg/g 3-30 mg/mmol	A3 Severely increased >300 mg/g >30 mg/mmol
G1	Normal or high	≥90			
G2	Mildly decreased	60-89			
G3a	Mildly to moderately decreased	45-59			
G3b	Moderately to severely decreased	30-44			
G4	Severely decreased	15-29			
G5	Kidney failure	<15			

Rilparencel's Target Population

Standard of Care

Antihypertensives
- ACEi
- ARB

Glucose & Inflammation Reduction
- SGLT2i
- DPP-4
- GLP-1

Today, clinical priorities for patients with Stage 4 CKD (G4) are largely focused on treating co-morbidities and preparing patients for transplantation or dialysis

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Kidney Disease: Improving Global Outcomes (KDIGO) Diabetes Work Group. KDIGO 2020 clinical practice guideline for diabetes management in chronic kidney disease. *Kidney Int* 2020;98:S1–115.

ProKidney

Therapeutic Options that Delay the Need for Dialysis in Patients with Stage 4 Chronic Kidney Disease are Limited

Study	Active Product	Subjects with Stage 4 CKD
Canagliflozin and Renal Outcomes in Type 2 Diabetes and Nephropathy[1]	Canagliflozin (SGLT2 inhibitor)	0%
Dapagliflozin in Patients with CKD[2]	Dapagliflozin (SGLT2 inhibitor)	14%
Empagliflozin in Patients with CKD[3]	Empagliflozin (SGLT2 inhibitor)	34%
Effect of Finerenone on Cardiovascular and Kidney Outcomes in Patients with Type 2 Diabetes and CKD[4]	Finerenone (Selective MRA)	7%
Effects of Semaglutide on Chronic Kidney Disease in Patients with Type 2 Diabetes[5]	Semaglutide (GLP-1RA)	11%

All recent landmark clinical trials in CKD primarily focus on Stage 2 and 3 CKD

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1. Perkovic V et al. N Eng J Med 2019
2. Heerspink H et al. N Engl J Med 2020
3. Herrington et al. N Engl J Med 2023
4. Agarwal. R et al. Eur Heart J. 2022; Sarafidis. P et al. Clin J Am Soc Nephrol 2023
5. Perkovic V et al. N Engl J Medicine 2024

PROKIDNEY

While New Therapies Are a Step Forward, Patients Still Lose Kidney Function and Experience Clinically Significant Events

SGLT2 inhibitors Do Not Prevent Progression of Advanced CKD

Patients continue to lose kidney function on SGLT2 inhibitors and progress to Stage 4/5 CKD

Approx. Change in eGFR (ml/min/1.73m²)	Dapagliflozin	Placebo
Month 12	-4.5	-4
Month 18	-5.5	-6
Month 24	-6.5	-7.5


Change in Estimated GFR (ml/min/1.73m²)
Placebo
Dapagliflozin
DAPA: -2.86 ml/min/1.73m² per year versus
SoC: -3.79 ml/min/1.73m² per year

While dapagliflozin demonstrated <1.0 ml/min/yr difference in eGFR, it was able to achieve a reduction in clinically important events

Standard of Care has Limitations

Current standard of care[1] does not prevent events in ~50-75% of people with diabetic kidney disease[2]


Hazard ratio, 0.61 (95% CI, 0.51–0.72)
P<0.001
Placebo
Dapagliflozin
Cumulative Incidence (%) of 50% decrease in eGFR, kidney failure and death

Dapagliflozin: 19 patients required treatment to prevent one primary outcome event

1. Standard of care includes ACE inhibitors, angiotensin receptor blockers and SGLT2 inhibitors
2. Heerspink HJL et al. N Eng J Med 2020

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ProKidney

REGEN-007 Interim Analysis May 7, 2024

REGEN-007 Trial Design Group 1 Dosing Regimen and Use of Cryopreserved Product Mirrors Phase 3 Program Key Entry Criteria Group 1 1st & 2nd EOS CKD with type 1 or type 2 diabetes (Ph3 Dosing Regimen) Rilparencel Month 18 Following Injections 2nd Injection Subjects 30-80 years of age n = 25 2 eGFR ≥20 and ≤50 mL/min/1.73m UACR 30-5000 mg/g ïµïµïµïµïµïµ HbA1c <10% Screening Visit R st 1 EOS and Biopsy 1:1 Rilparencel Month 18 Following Injection 1st Injection Day –60 to Day 30 Group 2 Re-Dosing Trigger Group 2 Sustained 30-Day: (Exploratory Dosing ïµïµïµïµïµïµ Assess 2nd Injection • Decline in eGFR of ≥20% from Regimen) Trigger (Months 3-15) baseline, and/or n = 25 • Increase of ≥30% and ≥30 mg/g in UACR from baseline 2nd EOS = 3 Months Rilparencel Month 18 Following Injection 2nd Injectionïµ = Follow-up Visit After Last Injection ïµïµïµïµïµïµ 12 eGFR = estimated glomerular filtration rate; UACR = urine albumin-to-creatinine ratio (a measure of albuminuria)

REGEN-007 Interim Analysis Objectives and Endpoints in Group 1 • In subjects with at least 12 months follow-up after 2 injections, assess the Objectives safety and efficacy of cryopreserved rilparencel delivered into the biopsied and non-biopsied contralateral kidney using a percutaneous approach • Procedural and investigational product-related adverse events Endpoints • Change in kidney function as measured by eGFR 13

Current Enrollment Status & Completion Expectations 53 Subjects were Randomized in REGEN-007 with 27 Subjects Randomized to Group 1 (1 Subject Withdrew Consent Pre-Biopsy) 26 Subjects in Group 1 Of the 26 Subjects who were Biopsied, 24 Subjects Received at-least 1 Injection (2 Subject’s Biopsies had Insufficient Cells for Injection) 24 Subjects Of the 24 Subjects, 1 Subject had a Contra-indication (Bleeding Risk) for a 2nd Injection & 1 Subject Died before 12 Months Follow-up 22 Subjects Expected to Receive 2 Injections with 12 Months Follow-up As of May 7, 2024: 13 Subjects Have Received 2 Injections with a Minimum of 12 Months Follow-up post 2nd Injection 14

Baseline Characteristics in Group 1 Subjects with a Minimum of 12 Months Follow-up after Two Rilparencel Injections SUBJECTS WITH MINIMUM 12 MONTHS SUBJECTS WITH MINIMUM 12 MONTHS FOLLOW-FOLLOW-UP AFTER 2ND INJECTION UP AFTER 2ND INJECTION AND COMPARABLE TO (n=13) PHASE 3 INCLUSION CRITERIA (n=10) Age, years (mean +/- SD) 62.8 +/- 8.2 63.9 +/- 8.7 Female : Male, % 54% : 46% 60% : 40% Hispanic or Latino, % 0% 0% Race, % Black or African American 0% 0% White 100% 100% Other 0% 0% Blood pressure, mm HG 135 / 72 138 / 74 eGFR, ml/min/1.73m2 (mean +/- SD) 29.7 +/- 9.5 25.6 +/- 4.9 UACR mg/g (median, min max) 239 (4, 2392) 390 (35, 2392) HbA1c, % (mean +/- SD) 7.3% +/- 1.6 7.3% +/- 1.6 ACE/ARB Use, % 69% 60% SGLT2 Use, % 31% 20% GLP-1 Use, % 46% 60% 15 HbA1c = hemoglobin A1c; SGLT2 = sodium glucose cotransporter 2 protein inhibitor; ACE = angiotensin converting enzyme; ARB = angiotensin II receptor blockers

Externally Developed Control Arm to Contextualize REGEN-007 Interim Data • Explore how 18 month change in kidney function in subjects enrolled in Objective REGEN-007 might compare against matched contemporaneous controls • In partnership with Dr. Navdeep Tangri (University of Manitoba), 13 subjects Methods from REGEN-007 were matched 10:1 with diabetic subjects from recent CKD clinical trials • Matching was independently performed based upon 2-year risk of kidney failure using Klinrisk1 software and comparable usage of SGLT2 inhibitors 16 1. https://www.klinrisk.com/

Klinrisk Founding Team Navdeep Tangri J.D. McCullough Co-Founder and CEO Chief Operating Officer Founder and Scientific Director, Chronic Health tech executive specializing in regulated Disease Innovation Centre AI commercialization Professor of Medicine, University of Manitoba • Global leader in risk prediction who developed the most widely used • First autonomous AI FDA clearance and SaMD reimbursement including algorithms in nephrology worldwide CMS coverage at Digital Diagnostics • Published more than 380 manuscripts • Closed seven figure deals with health systems, payors, labs, and biopharma companies • Risk equations have been integrated in electronic health records (Epic), laboratory information systems, and national & international clinical • Led FDA strategy and engagement for 10+ SaMD products, including practice guidelines Breakthrough, PMA, De Novo, and 510(k) • Strong track record of leading international clinical trials, developing trial • Licensed over 50M patient records globally to drive AI & drug development endpoints with FDA and participating FDA discussions on drug approval and • Strategic advisor to Top 20 Biopharma, regulatory & reimbursement firms, labeling and venture-backed startups • Relationships with large pharmaceutical companies – considered a key • Previous Commercial & Product Executive positions at Aegis Ventures, opinion leader internationally in the CKD space Arcturis Data, Digital Diagnostics 17

Matched Controls Showed a Continuous Decline in Kidney Function over 18 Months Klinrisk Matched Subjects (n=125) Average Change in eGFR from Baseline at 18 Months -1.2 -2.2 -6.2 ml/min/1.73m2 (95% CI -7.8, -4.6) -4.0 -6.2 18

Kidney Function Stabilizes for 18 Months After 1st Injection Group 1 Subjects (n=13) with Minimum 12 Months Follow-up Data Post 2nd Injection Average Change from Baseline eGFR (ml/min/1.73m2) 10 1st Inj 2nd Inj 2nd Inj + 3m 2nd Inj + 6m 2nd Inj + 9m 2nd Inj + 12m 2nd Inj + 15m 5 1.7 1.0 0.9 -0.5 -1.3 -2.7* 0 -5 N= 13 12 13 13 13 13 12 -10 0 3 6 9 12 15 18 Months Average eGFR (ml/min/1.73m2) 40 1st Inj 2nd Inj 2nd Inj + 3m 2nd Inj + 6m 2nd Inj + 9m 2nd Inj + 12m 2nd Inj + 15m 30.7 30.6 29.7 29.8 29.2 28.8 30 27.0* 20 N= 13 12 13 13 13 13 12 10 0 3 6 9 12 15 18 Months 19 Interim analysis; Data points are mean +/- SEM ; Data as of May 7, 2024 *eGFR highly influenced by 1 patient that recovered on measurements at month 15 and month 18 Average Change from Baseline with 18 Months Follow-up Post 1st Injection -1.3 ml/min/1.73m2 (95% CI -5.1, 2.5) Average eGFR in Group 1 was 29.7 at Baseline vs 28.8 at 18 Months Post 1st Injection [absolute difference -0.9 ml/min/1.73m2 at 18-months]

Kidney Function Stabilizes for 18 Months After 1st Injection in Subjects Meeting Phase 3 Criteria Group 1 Subjects Ph 3 Eligible Subgroup (n=10) with Minimum 12 Months Follow-up Data Post 2nd Injection Average Change from Baseline eGFR (ml/min/1.73m2) 10 1st Inj 2nd Inj 2nd Inj + 3m 2nd Inj + 6m 2nd Inj + 9m 2nd Inj + 12m 2nd Inj + 15m 3.2 2.9 5 1.5 0.7 -0.6 -1.3* 0 -5 N= 10 10 10 10 10 10 9 -10 0 3 6 9 12 15 18 Months Average eGFR (ml/min/1.73m2) 40 1st Inj 2nd Inj 2nd Inj + 3m 2nd Inj + 6m 2nd Inj + 9m 2nd Inj + 12m 2nd Inj + 15m 28.8 28.5 27.1 25.6 26.3 30 24.3* 25.1 20 N= 10 10 10 10 10 10 9 10 0 3 6 9 12 15 18 Months 20 Interim analysis; Data points are mean +/- SEM ; Data as of May 7, 2024 *eGFR highly influenced by 1 patient that recovered on measurements at month 15 and month 18 Average Change from Baseline with 18 Months Follow-up Post 1st Injection -0.6 ml/min/1.73m2 (95% CI -4.7, 3.6) Phase 3 Criteria: CKD caused by type 2 diabetes Subjects 30-80 years of age eGFR ≥20 and ≤44 mL/min/1.73m2 Not on kidney dialysis, HbA1c <10% UACR ≤5000 mg/g Average eGFR in Group 1 was 25.6 at Baseline vs 25.1 at 18 Months Post 1st Injection [absolute difference -0.5 ml/min/1.73m2 at 18-months]

Kidney Function After 1st Injection Across All Subjects All Subjects (n=24) and All Phase 3 Eligible Subjects (n=20) Treated in Group 1 Kidney Function After 1st Injection Across All Subjects (n=24): Avg Change from Baseline eGFR (ml/min/1.73m2) 10 1st Inj 2nd Inj 2nd Inj + 3m 2nd Inj + 6m 2nd Inj + 9m 2nd Inj + 12m 2nd Inj + 15m 5 0.9 -1.0 -1.3 -1.3 -1.3 0 -3.1* -5 N= 24 21 19 17 14 13 12 -10 0 3 6 9 12 15 18 Months Kidney Function After 1st Injection Across All Ph3 Eligible Subjects (n=20): Avg Change from Baseline eGFR (ml/min/1.73m2) 10 1st Inj 2nd Inj 2nd Inj + 3m 2nd Inj + 6m 2nd Inj + 9m 2nd Inj + 12m 2nd Inj + 15m 1.5 5 -0.5 -0.5 -0.6 -2.0* -0.6 0 -5 N= 20 19 16 14 11 10 9 -10 0 3 6 9 12 15 18 Months 21 Interim analysis; Data points are mean +/- SEM ; Data as of May 7, 2024 *eGFR highly influenced by 1 patient that recovered on measurements at month 15 and month 18 Additional analyses will be performed as Group 1 data matures

No Rilparencel-related Serious Adverse Events have been Observed BIOPSY RILPARENCEL INJECTION ADVERSE EVENT # of SAEs # of SAEs (n=51) (n=49) Hematoma 2 1 Thrombosis 1 0 Hematuria 1 0 Hydronephrosis 1 0 Death 0 0 Acute Kidney Injury 2 0 22 Data as of May 7, 2024

REGEN-007 Interim Analysis Summary Next Steps • We look forward to providing full results in 1H • In Group 1 participants who had at least 12 months 2025 follow up after a second rilparencel injection, kidney function was preserved for 18 months. Similar results were observed in participants who • We have enriched our Phase 3 PROACT 1 Study to were evaluated under Phase 3 inclusion criteria include more subjects with the highest risk of kidney failure • Bilateral dosing of cryopreserved product showed safety profile consistent with prior studies and • We have resumed PROACT 1 and PROACT 2 and comparable to kidney biopsy look forward to enrolling new subjects in the near future 23

Headquarters: Boston, MA Winston-Salem, NC Financial Highlights Justin Zelin BTIG Yigal Nochomovitz Citigroup Inc. Jonathan Miller Evercore ISI Judah Frommer Morgan Stanley Eliana Merle UBS Kelly Shi Jefferies *As of May 10, 2024 **Cash, cash equivalents and marketable securities as of March 31, 2024

Appendix 25 PROKIDNEY:~:~· .....

Group 2 Patients After Receiving At Least One Injection (n=25) 12 patients received a 2nd rilparencel injection based on eGFR criteria (n=3) or UACR criteria (n=9) Group 2 Patients After Receiving At Least One Injection (n=25): Average Change from Baseline eGFR (ml/min/1.73m2) Group 2 Re-Dosing Trigger After 1 Injection After 2 Injections, UACR Trigger After 2 Injections, eGFR Trigger Sustained 30-Day: • Decline in eGFR of ≥20% from baseline, and/or • Increase of ≥30% and ≥30 mg/g in 0.8 2.8 -0.5 -0.9 -1.7 UACR from baseline -2.6 0.0 -3.0 -2.7 -2.5 -2.0 -4.5 13 of 25 patients have received 1 injection -20.7 -16.0 9 of 25 patients received a 2nd injection -26.5 based on the UACR trigger -17.0 -22.7 3 of 25 patients received a 2nd injection N= 13 13 11 9 6 5 3 N= 9 7 5 2 2 based on the eGFR trigger N= 3 3 3 2 2 Months 26 Interim analysis; Data points are mean +/- SEM ; Data as of May 7, 2024

Approximate Change in eGFR in Canagliflozin and Empagliflozin Clinical Trials SGLT2 Inhibitors Do Not Prevent Progression of Advanced CKD and Patients Lose ~4 to 7 eGFR in the First 18 Months Canagliflozin (CREDENCE) Empagliflozin (EMPA-KIDNEY) Approx. Change in Approx. Change in 2 Canagliflozin Placebo 2 Empagliflozin Placebo eGFR (ml/min/1.73m ) eGFR (ml/min/1.73m ) Month 12 -5.5 to -6 -5.5 to -6 Month 12 -3 -2.5 ) 2 Month 18 -7 -8 Month 18 -4 -4 ) 2 73m Month 24 -8 -10 Month 24 -4.5 -4.5 to -5 . 73m (ml/min/1 . (ml/min/1 GFR GFR Estimated in Change Estimated 27 1. Standard of care includes ACE inhibitors, angiotensin receptor blockers and SGLT2 inhibitors 2. Perkovic V et al. N Eng J Med 2019 3. Herrington et al. N Engl J Med 2023